SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 14, 2002 (November 12, 2002)

Alliance Bancorp of New England, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13405	06-1495617

(State of Other Jurisdiction	(Commission File	IRS Employer
of Incorporation)	Number)	Identification No.

348 Hartford Turnpike, Vernon, CT	06066

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(860) 875-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits

99.1 Transmittal Letter
99.2 Certificate of Chief Executive Officer
99.3 Certificate of Chief Financial Officer

Item 9. Regulation FD Disclosure

     In connection with the Quarterly Report on Form 10–Q for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission on November 14, 2002, Alliance Bancorp of New England filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2, and 99.3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ALLIANCE BANCORP OF
NEW ENGLAND, INC.
Registrant

Date: November 14, 2002	By: /s/ David H. Gonci
David H. Gonci
Senior Vice President/CFO